UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 31, 2008

Hines Real Estate Investment Trust, Inc.
__________________________________________

(Exact name of registrant as specified in its charter)

Maryland	000-50805	20-0138854
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 4, 2008, Hines Interests Limited Partnership ("Hines") the sponsor of Hines Real Estate Investment Trust, Inc. ("Hines REIT"), issued a press release relating to the acquisition of One North Wacker, by an indirect subsidiary of Hines US Core Office Fund LP (the "Core Fund"). A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

Item 8.01 Other Events.

On March 31, 2008, the Core Fund acquired One North Wacker, a 51-story office building located in the West Loop submarket of the central business district of Chicago, Illinois. One North Wacker consists of approximately 1.4 million square feet and is approximately 98% leased. UBS, a financial institution, leases 452,049 square feet or approximately 33% of the building’s rentable area, under a lease that expires in September 2012. PriceWaterhouseCoopers, an accounting firm, leases 256,477 square feet or approximately 19% of the building’s rentable area, under a lease that expires in October 2013. Citadel, a financial institution, leases 161,488 square feet or approximately 12% of the building’s rentable area, under a lease that expires in August 2012. The contract purchase price of One North Wacker was $540.0 million, exclusive of transaction costs, financing fees and working capital reserves.

The Core Fund is an investment vehicle organized in August 2003 by Hines to invest in existing office properties in the United States that Hines believes are desirable long-term "core" holdings. The Core Fund currently holds interests in a portfolio of 25 properties throughout the U.S. The Core Fund is an affiliate of Hines and of Jeffrey C. Hines, Chairman of Hines REIT’s Board of Directors. Hines REIT Properties, L.P., a subsidiary of Hines REIT, owned an approximate 28.7% interest in the Core Fund as of the date of this acquisition.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits-
Press Release of Hines dated April 4, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Real Estate Investment Trust, Inc.

April 4, 2008	By:	/s/ Ryan T. Sims
Name: Ryan T. Sims
Title: Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Hines dated April 4, 2008